UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

NovAccess Global Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8834 Mayfield Road, Suite C, Chesterland, Ohio 44026
(Address of principal executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 440-644-1027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2020, L. Michael Yukich joined NovAccess Global Inc. as our fractional chief financial officer, replacing Daniel G. Martin, who had been serving as interim CFO. Mr. Martin remains chairman of the board of directors.

Mike Yukich, age 74, has extensive financial and accounting experience and for the past twenty years he has held the position of chief financial officer for both public and private companies. Mr. Yukich currently serves as interim chief financial officer for Innovest Global, Inc., a publicly-traded diversified industrials company and significant shareholder of NovAccess. Mr. Yukich served as Innovest’s CFO from August 2017 to October 2019 and rejoined the company in September 2020. Before joining Innovest, Mr. Yukich was CFO of Capital Finance Group LLC, a financial services company with an emphasis in bond financing for companies and municipalities. In addition, over his career Mr. Yukich has served in senior financial positions for Fortune 500 companies including TRW, Inc. and Eaton Corporation. Mr. Yukich is also a United States Navy veteran with tours on two naval warships. He holds a BA in business administration from the University of Mount Union and an MBA from Central Michigan University. He has been an active member and past officer and director of the Financial Executives Institute for the past twenty-two years. His community involvement includes serving as president of the Beta Iota House Corporation of Sigma Nu National fraternity, an affiliate of the University of Mount Union since 2002. Mr. Yukich’s deep financial and accounting experience for both publicly and privately-held companies is expected to add significant value to NovAccess Global.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovAccess Global Inc.

Date: October 27, 2020	/s/ Dwain Irvin
By Dwain Irvin, Chief Executive Officer